UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

Sysorex, Inc. (“Sysorex”), currently a wholly-owned subsidiary of Inpixon (the “Company”), previously filed with the U.S. Securities and Exchange Commission) a registration statement on Form 10, initially filed on June 15, 2018 (as amended, the “Registration Statement”), relating to the distribution by the Company of all of the outstanding shares of common stock of Sysorex to the Company’s stockholders (including the holders of Series 4 Convertible Preferred Stock) and holders of certain warrants (collectively, the “Distributees”). On August 14, 2018, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information about Sysorex’s business and management.

The final information statement, dated August 17, 2018 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, the Company expects to distribute one share of Sysorex’s common stock for every three shares of Company common stock held (or entitled to be held) by the Distributees as of the close of business on August 21, 2018, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 4:01 p.m., Eastern Time, on August 31, 2018.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Sysorex, Inc. Information Statement, dated August 17, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Sysorex, Inc. Information Statement, dated August 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: August 17, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer